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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 4, 2002

                        (Date of earliest event reported)



                          MACK-CALI REALTY CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    MARYLAND
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                   (State or other jurisdiction of incorporation)


         1-13274                                        22-3305147
---------------------------                       --------------------------
    (Commission File No.)                             (I.R.S. Employer
                                                      Identification No.)


                  11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
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               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 272-8000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

         On June 4, 2002, the Board of Directors of Mack-Cali Realty Corporation (the "Company"), upon the unanimous recommendation of the Audit Committee of the Board of Directors of the Company, approved and adopted a revised Mack-Cali Realty Corporation Audit Committee Charter. In connection with the foregoing, the Company hereby files the following document:

         EXHIBIT                            DOCUMENT
         -------                            --------
         10.1                               Mack-Cali Realty Corporation Audit
                                            Committee Charter


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MACK-CALI REALTY CORPORATION


Date:  June 6, 2002                    By:  /s/ BARRY LEFKOWITZ
                                            -----------------------------------
                                            Barry Lefkowitz
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

         EXHIBIT                            DOCUMENT
         -------                            --------
         10.1                               Mack-Cali Realty Corporation Audit
                                            Committee Charter